                                                                   EXHIBIT 10.28

                                           CONFIDENTIAL TREATMENT REQUESTED
                                           --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                              AMENDED AND RESTATED
                           LAUNCH SERVICES AGREEMENT
                           -------------------------


  This AMENDED AND RESTATED LAUNCH SERVICES AGREEMENT (the "Agreement") is entered into on January 17, 1997 by and between HUGHES SPACE AND COMMUNICATIONS, INC., a corporation organized under the laws of the State of California ("HSCI"), and HUGHES COMMUNICATIONS GALAXY, INC., a corporation organized under the laws of the State of California ("HCG").

                                    RECITALS

  WHEREAS, HSCI and HCG have previously entered into a Launch Services Agreement effective as of August 29, 1996 (the "Initial Agreement"), pursuant to which HCG agreed to purchase from HSCI, and HSCI agreed to sell to HCG, certain launch services; and

  WHEREAS, HSCI and HCG desire to amend and restate the Initial Agreement in the manner set forth herein and consistent with the parties' original intent with respect to the Initial Agreement;

                                   AGREEMENT

  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, HSCI and HCG hereby amend and restate the Initial Agreement to read in its entirety as follows:

  1. HSCI shall sell to HCG, and HCG shall buy from HSCI, three (3) launch services to which HSCI is contractually entitled pursuant to certain launch services agreements between HSCI and the launch providers thereof. Such launch services shall be provided as follows:

     (a) HCG shall pay HSCI ************* for one (1) Lockheed Martin Commercial Launch Service Atlas IIAS launch service during the launch period beginning September 1, 1997 through November 30, 1997 for HCG's Galaxy VIII(i) mission.

     (b) HCG shall pay HSCI ************* for one (1) McDonnell Douglas Corporation Delta III launch service during the launch period beginning April 1, 1998 through June 30, 1998 for HCG's Galaxy X mission.

     (c) HCG shall pay HSCI ************* for one (1) Sea Launch Partnership Sea Launch launch service during the launch period beginning June 1, 1998 through September 30, 1998 for HCG's Galaxy XI mission.

  2. The rights and obligations of the parties with respect to such launch services are further specified in Exhibit A attached hereto.

  3. This Agreement shall be made effective as of August 29, 1996.

  IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

HUGHES SPACE AND COMMUNICATIONS     HUGHES COMMUNICATIONS
INTERNATIONAL, INC.                 GALAXY, INC.

By: /s/ D.L. Cromer                 By: /s/ Jerald Farrell
   -----------------------             -----------------------
Its:  CEO                           Its: President
   -----------------------             -----------------------

                                   EXHIBIT A

                                              CONFIDENTIAL TREATMENT REQUESTED
                                              --------------------------------
                  REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                              Securities and Exchange Commission

SPACECRAFT CONTRACTS (FOR REFERENCE ONLY)


                                   GALAXY VIII (i)                       GALAXY X                          GALAXY XI
PERFORMANCE PURCHASED       Paragraph 3.2.1.5                Paragraph 3.2.1.5.1                Paragraph 3.2.1.5
                            Standard Transfer Orbit          Standard Transfer Orbit            Standard Transfer Orbit
                            2.3 Sigma                        3.0 Sigma                          2.3 Sigma
                               8150   Pounds                    8400 Pounds                        (9000) Pounds
                               3696.8 Kilograms                 3810 Kilograms                     (4200) Kilograms

LAUNCH SERVICES CONTRACTS

                                   GALAXY VIII (i)                       GALAXY X                          GALAXY XI
LAUNCH PROVIDER             International Launch Services    McDonnell Douglas                Sea Launch Limited Partnership

VEHICLE                     Atlas IIAS Block I               Delta III                        Sea Launch Zenit

PRICE                       **                               **                               **

PAYMENT SCHEDULE            Contract Award    **%                                             Contract Award **%
                                                             L** Months      **%              L** Months     **%
                                                             L** Months      **%              L** Months     **%
                            L** Months        **%            L** Months      **%              L** Months     **%
                            L** Months                       L** Months      **%              L** Months     **%
                            L** Months        **%            L** Months      **%              L** Months     **%
                              (plus Launch slot selected)      (plus Launch slot selected)      (plus Launch slot selected)
                            L** Months        **%            L** Months      **%              L** Months     **%
                            L** Months                       L** Months      **%              L** Months     **%
                                                               (plus Launch slot selected)    L** Months     **%
                            Booster On Stand  **%            Booster On Stand**%                (plus Launch day selected)
                            (plus 30 days)                   L** Months      **%              L** Months     **%
                            L** Months        **%

PERFORMANCE PURCHASED       Standard Transfer Orbit          Standard Transfer Orbit          Standard Transfer Orbit
                            2.3 Sigma                        3.0 Sigma                        2.3 Sigma
  See Interface Requirements 8150     Pounds                  8400   Pounds                    4600   Kilograms
  Documents                  3696.8   Kilograms               3810   Kilograms

Performance of the launch vehicle is specified consistently between the spacecraft contract above and the respective Interface Requirement Document.

The Interface Requirements Document contains the launch windows, facilities locations and requirements and other technical requirements.

The Statement of Work contains the general responsibilities for the parties.

                            HUGHES PROPRIETARY DATA

                                           CONFIDENTIAL TREATMENT REQUESTED
                                           --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                        Galaxy VIII (i)                       Galaxy X                          Galaxy XI
Launch Period                     1 September 1997 through 30       1 April 1998 through 30 June         01 June 1998 through 30
                                         November 1997              1998 Launch H-1                      September 1998
                                Option Launch 2
                                -----------------------------                                         --------------------------
                                The spacecraft contract is                                            The Galaxy II spacecraft
                                currently in the process of                                           contract will specify a
                                being modified to be                                                  launch from the Sea Launch
                                consistent with the launch                                            Platform.
                                contract. The launch contract                                         --------------------------
                                was originally consistent with
                                the spacecraft contract but at
                                the request of the Galaxy
                                Business unit the launch
                                contract was re-negotiated.
                                ---------------------------

Postponements - Customer        ** of unpaid balance per month     Prior to ** days                   Prior to L ** months
                                of postponement                     Payments are adjusted ** of        **
                                                                    unpaid balance per month of        Limited to ** months
                                ** if tanking of the Launch         postponement for                   postponement
                                Vehicle has occurred.               postponements.
                                                                                                      Less than L ** months
                                                                                                         **

                                                                   Less than ** days
                                Limited to ** days                  Payments continue and the
                                                                    price does not adjust.
                                                                                                      Limited to ** months
                                                                                                       postponement
                                                                   Limited to ** postponement

Termination Liability -         **   from contract award           ** from contract award until L     ** from contract award until
Customer Convenience            until L ** months.                 ** months.                         ** months.
                                                                   L ** Months     **%
                                                                   L ** Months     **%                **     from L - ** months
                                A linear ramp from L ** months     L ** Months     **%                (**) to L**(**)
                                (** ) to L (**)                    L ** Months     **%
                                                                   L ** Months     **%                **     from L - ** months
                                                                   L ** Months     **%                (**) to L**(**)
                                At Launch **                       L ** Months     **%
                                                                   L ** Months     **%                At Launch
                                                                   L ** Months     **%
                                                                   L ** Months     **%
                                                                   L ** Months     **%
                                                                   L ** Months     **%
                                                                   Linear interpolation between
                                                                   dates.

Termination for Cause           Launch delays in excess of 365     Launch delays to later that 1      Launch delays to later than
                                days (some conditions apply)       January 1999. (Some conditions     1 July 1999.
                                                                   apply)                             (Sole conditions apply)

                                                                   Contractor becomes bankrupt or     Contractor becomes bankrupt
                                                                   insolvent                          or insolvent

                                                                   Fails in its performance in a      Fails in its performance in
                                                                   material term of this              a material term of this
                                                                   Agreement.                         Agreement.

Postponements - Launch          No cost. Payments are              No cost. Payments are              No cost. Payments are
Provider                        postponed.                         postponed.                         postponed.


                            HUGHES PROPRIETARY DATA

                                           CONFIDENTIAL TREATMENT REQUESTED
                                           --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    Galaxy VIII (i)               Galaxy X                   Galaxy XI
Replacement Launch -             None - Exercise           Yes                            Yes
Compliant Spacecraft to          a new launch
Interface                        option.

                                 The launch occurs within  Launch is guaranteed,          Launch is guaranteed,
                                 the ** launch period      within the priority            within the priority
                                 that starts ** after      guidelines within ** of        guidelines within ** of
                                 notification (some        notification                   notification
                                 conditions apply)
                                                           Price and payment              Price and payment
                                 Price is **               per the original               per the original
                                 escalated by ** per       launch.                        launch.
                                 month the launch is
                                 after October 1996.


                            HUGHES PROPRIETARY DATA

                                           CONFIDENTIAL TREATMENT REQUESTED
                                           --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                 Galaxy VIII (i)            Galaxy X                 Galaxy XI
Force Majeure            **                           **                    **

                            HUGHES PROPRIETARY DATA